SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 17, 1996
                                                 -----------------------------




                  The CIT Group Securitization Corporation II
- ------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)



                                    Delaware
 -----------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                  33-85224                                22-3328188
- ------------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)



                  650 CIT Drive, Livingston, New Jersey 07039
- ------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:  (201) 740-5000
                                                     -------------------------


                                      N/A
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.
                  -------------

                  On June 17, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.           Financial Statements and Exhibits.
                  ----------------------------------

                  (c)       Exhibits.

                         The following are filed herewith.  The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

  Exhibit No.               Description                                Page
  -----------               -----------                                ----

           28               Monthly Report delivered by                 3
                            the Trustee to Certificateholders
                            in connection with distributions
                            on June 17, 1996


SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE CIT GROUP/SALES FINANCING,
                                     INC., as servicer



                                     By:     /s/ Frank Garcia
                                             -------------------

                                     Name:       Frank Garcia
                                     Title:      Vice President

Dated:  June 19, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned states that he is an Executive Vice President of The CIT Group/ Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"),and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from May 1, 1996 to May 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and


2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, he has affixed hereunto his signature this 12th day of
                                                               -----------
June 1996.
- ---------

                                        THE CIT GROUP/SALES FINANCING, INC.


                                        BY   /S/ Frank Garcia
                                             -----------------
                                             Frank Garcia
                                             Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                 End of Period             5/31/96
                            Determination date             6/12/96
                             Distribution date             6/17/96





All Payments on the Contracts                                      7,284,934.56
All Liquidation Proceeds on the Contracts with respect to Principal   96,391.88
Recoveries on Previously Defaulted/Liquidated Contracts                  213.43
Repurchased Contracts                                                      0.00
Servicer Advances                                                    111,178.46
Reimbursement of Prior Month Advances                               (102,778.71)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              1,080.27
Transfer of Funds from Pre-Funding Account Available for Principal
   Distribution                                                            0.00



Total Amount Available for Distribution                            7,391,019.89

Distribution Amounts
- --------------------

1. Aggregate Note Distribution                                     6,505,145.84

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 617,726.61
    Amounts to Servicer                                              197,913.09
    Interest Payment on Cash Collateral Loan                           3,203.45

Total Distribution                                                 7,391,019.89

Interest
- --------

3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                 1,001,022.55
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                        1,001,022.55
          (b) Certificate Interest                                    67,030.90

Principal
- ---------

Beginning Outstanding Principal Balance of Notes:                222,449,456.35


5. Formula Principal Distribution Amount                           5,504,123.29

          (a) Stated Principal                                     1,501,734.24
          (b) Principal Prepayments                                3,845,923.19
          (c) Liquidated Contracts                                   128,650.66
          (d) Defaulted Contracts                                     27,815.20
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 5,504,123.29
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      216,945,333.06

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal
             Certificate                                                   0.00
      Closing Certificate Balance                                 13,749,928.68

Contract Pool
- -------------
                                                  Number           Amount
                                                  ------           ------
9.   Closing Pool Balance                          9,196         230,695,261.45

10.  Note Pool Factor                                                  0.918290
11.  Certificate Pool Factor                                           0.999990


Delinquency Information                           Number           Amount
                                                  ------           ------
12. Delinquent Contracts
          (a) 31-59 Days                            57             1,250,364.76
          (b) 60-89 Days                            11               298,818.00
          (c) 90 Days or more                        8               152,280.32


13. Repossessed Contracts                            4               143,328.97
14. Repossessed Contracts Remaining in Inventory     4               143,328.97

Miscellaneous
- -------------
15.  Monthly Servicing Fee  (Includ. Amount of Investment Earnings
       on amounts on the Collection Account)                         197,913.09

16.  Amount of Servicer Fee Paid                                     197,913.09

17.  Opening Balance of Cash Collateral Account                    5,314,486.16
        Principal Prepayment to Cash Collateral Depositor           (123,842.78)
        Deposit to Cash Collateral Account                                  -
       Available Balance of Cash Collateral Account at the End
          of the current Period                                    5,190,643.38
       Required Cash Collateral Amount                             5,190,643.38

18.   Opening Balance of funds on deposit in the Pre-Funding
           Account                                                         0.00
        Monthly interest on Pre-Funding
           Account                                                         0.00
        Transfer of funds from Pre-Funding Account for
           Subsequent Contracts                                            0.00
        Transfer of funds from Pre-Funding Account to Capitalized
           Interest Account                                                0.00
        Transfer of funds from Pre-Funding Account to Available
           for Principal Distribution                                      0.00
        Ending Balance of Prefunding
           Account                                                         0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts           9.95%
      Weighted Average Remaining Term to Maturity Rate of all
         Outstanding Contracts                                           146.26

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
     Distribution Date
                                                                              0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24. Opening  Balance in the Capitalized Interest Account                   0.00
      Monthly interest on Capitalized Interest Account                      -
      Transfer of funds from Pre-Funding Account to Capitalized
         Interest Account                                                   -
      Transfer of funds from Capitalized Interest Account to
         available for distribution                                         -
      Ending  Balance in the Capitalized Interest Account                   -

25.  Amount of Monthly Advances by Servicer                          110,658.27

26.  Amount of Non-Reimbursable Payments by Servicer                     520.19

27.  Amounts to Holder of GP Interest                                617,726.61